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                                                                    EXHIBIT 10.6


EXECUTION COPY

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                              WARRANT AGREEMENT OF
                                UTI ENERGY CORP.

                                 400,000 SHARES

                           Dated as of April 11, 1997

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                         COMMON STOCK PURCHASE WARRANTS
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         WARRANT AGREEMENT dated as of April 11, 1997, between  UTI Energy
Corp., a Delaware corporation (the "Company") and those persons signatory hereto (collectively, the "Warrant Holders" or "Holders").

         The Company proposes to issue Common Stock Purchase Warrants as hereinafter described (collectively the "Warrants") to purchase an aggregate of up to 400,000 shares of its Common Stock, $0.001 par value per share (the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"), in favor of the Warrant Holder. Capitalized terms used herein, if not otherwise defined, are defined in Section 8 hereof.

         The Company and the Warrant Holder hereby agree as follows:

         SECTION 1.       TRANSFERABILITY; NOTICE OF CORPORATE
ACTIONS; FORM OF THE WARRANTS.

                 1.1 REGISTRATION. The Warrants shall be numbered and shall be registered on the books of the Company maintained at the principal executive offices of the Company ("the Warrant Register"). The Company shall be entitled to treat the Holder of the Warrants, as reflected in the Warrant Register, as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other Person.

                 1.2 TRANSFERABILITY. The Warrants are freely transferable, subject to applicable federal and state securities laws and similar laws and restrictions. The Holder of any Warrants so transferred shall continue to be bound by this Agreement. However, the denomination of any Warrant hereunder shall be a Warrant exchangeable for a minimum of 1,000 Warrant Shares and shall be in increments of 1,000 Warrant Shares.

                 1.3 TRANSFER--GENERAL. Subject to the terms hereof, the Warrants shall be transferable on the Warrant Register upon delivery thereof to the Company duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the Company shall countersign and deliver new Warrants to the Persons entitled thereto. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

                 1.4 NOTICES OF CORPORATE ACTIONS. Nothing contained in this Warrant Agreement shall be construed as conferring upon the Holder of Warrants, (as opposed to the holder of Warrant Shares), the right to vote or to receive dividends or other distributions or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors or any other matter, or any rights whatsoever as a stockholder of the




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Company.  However, in the event of: (a) any taking by the Company of a record of the holders of the Common Stock for the purpose of determining the holders thereof who are entitled to receive any extraordinary dividend or distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or (b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall mail to each Warrant Holder in accordance with the provisions of Section 13 hereof a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right and (ii) the date or expected date on which any such dissolution, liquidation or winding-up is to take place, the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or Other Property deliverable upon such dissolution, liquidation or winding-up and a description in reasonable detail of the transaction. Such notice shall be mailed to the extent practicable at least ten (10) days (and at least thirty (30) days if the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of the Warrants shall be closed on the date that notice is given), but not more than ninety (90) days prior to the date therein specified. In the event that the Company at any time sends any notice to the holders of its Common Stock, it shall concurrently send a copy of such notice to each Warrant Holder.

                 1.5 FORM OF THE WARRANTS. The text of the Warrants and of the form of election to purchase Warrant Shares (the "Purchase Form") shall be substantially as set forth respectively in Exhibits A and B attached hereto. The price per Warrant Share (the "Warrant Price") and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or an Assistant Secretary.

                          The Warrants shall be dated as of the date of
countersignature thereof by the Company either upon initial issuance or upon transfer.

                 1.6 RESTRICTIVE LEGEND. Except as otherwise provided in this Section 1.6, each Warrant and each certificate for Warrants or Warrant Shares and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:





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         THE SECURITIES  REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (B) THE HOLDER OF THE SECURITIES PROPOSED TO BE TRANSFERRED SHALL HAVE DELIVERED TO THE COMPANY AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THAT THE EXERCISE OF THE WARRANTS AND PURCHASE OF THE WARRANT SHARES WILL BE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH HOLDER(S) SHALL HAVE DELIVERED TO THE COMPANY A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED TRANSFER.



                 1.7 TERMINATION OF SECURITIES LAWS RESTRICTIONS. The legend requirements of Section 1.6 shall terminate as to any particular Warrant or Warrant Shares when the Company shall have received from the Holder thereof an opinion of counsel reasonably acceptable to the Company to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Agreement shall terminate as to the Warrants, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant or Warrant Shares bearing no legends.


         SECTION 2. TERM OF THE WARRANTS; EXERCISE OF THE WARRANTS; WARRANT PRICE, ETC.

                 2.1 TERM OF THE WARRANTS. Subject to the terms of this Agreement, the Holder shall have the right, which may be exercised from time to time, from and through the dates set forth in the Warrants, to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrant. If the last day for the exercise of the Warrants shall not be a Business Day, then the Warrant may be exercised on the next succeeding Business Day.

                 2.2 VESTING OF THE WARRANTS. The Warrants shall immediately vest and may be exercised on or after the date hereof in accordance with the terms of this Agreement and the Warrant Certificate.

                 2.3      CALL PROVISIONS.   In the event that after the date
that is six months and one Business Day from the date of issuance of the Warrants, (i) the Daily Market Price (as included in the definition of Current Market Price below) of the Company's Common





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Stock shall equal or exceed $45.00 per Share for twenty consecutive Business
Days immediately prior to the commencement of the Notice Period (as defined below) and (ii) a currently effective Registration Statement is available (and no request for a reduction in the amount of shares able to be sold in an underwritten offering has limited the ability of the Holders to sell Warrant Shares pursuant to such Registration Statement) for all of the Warrant Shares during the entire Notice Period and the Company is not otherwise in default of its obligations hereunder or under the Registration Rights Agreement and (iii) all of the Warrant Shares may be transferred in a public sale pursuant to a currently effective registration statement filed under the Securities Act or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) and pursuant to Sections 1.2 and 1.3 hereof and (iv) there has been a bona fide offer by the Company to purchase all of the Notes at 100% or more of their face amount (plus accrued interest) and
(v) the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrants are open on all Business Days, then the Company shall have the right, for a purchase price of $0.25 per Warrant, to call the Warrants at the completion of the Notice Period. The Warrants shall remain subject to prior exercise by the Holders during the Notice Period, but not thereafter. If a failure of the conditions contained in subsection (ii), (iii) or (v) shall occur at any time during the Notice Period, then the Notice Period during which such failure occured shall terminate immediately and the conditions contained in subsections (i) through (v) shall again be required to be satisfied and a new Notice Period shall be required to elapse before the Company shall have the right to call the Warrants at the completion of such new Notice Period.

                 2.4 EXERCISE OF THE WARRANTS. The Warrants may be exercised upon surrender to the Company, at its principal office, of the original certificate evidencing the Warrant to be exercised, together with the Purchase Form, in the form of Exhibit B hereto, on the reverse thereof duly filled in and signed, and upon payment to the Company, of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 2 and 6 hereof), for the number of Warrant Shares in respect of which such Warrant is
then exercised.   Upon partial exercise, a Warrant Certificate for the
unexercised portion shall be delivered to the Holder. Payment of the aggregate Warrant Price shall be payable (i) in cash, (ii) by certified or official bank check or wire transfer or (iii) by delivery to the Company of the Company's 12% Senior Subordinated Notes due 2001 (the "Notes") which shall be valued for this purpose at the principal amount thereof so delivered plus the accrued and unpaid interest thereon.

                          Subject to Section 3 hereof, upon such surrender of
the Warrants and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant and payment of the Warrant Price, as aforesaid; provided, however, that if, at the date of surrender of such Warrant and payment of such Warrant Price, the transfer books for the Warrant Shares





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or other class of stock purchasable upon the exercise of such Warrant shall be closed, the certificates for the Warrant Shares in respect of which such Warrant are then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration Date or the Notice Period) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided, further, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days and shall not be closed if a notice pursuant to Section 1.4 has been sent to the Holders.

                 2.5 WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon exercise of the Warrant (the "Warrant Price") shall be $32.50, subject to adjustment pursuant to Section 6 hereof.

         SECTION 3.       PAYMENT OF TAXES AND INDEMNIFICATION.

                 3.1 PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the issuance of Warrants and Warrant Shares upon the exercise of the Warrants.

                 3.2 INDEMNIFICATION. Warrant Holder hereby agrees to indemnify and hold the Company harmless from any and all taxes on the Warrant Holder that may result from the issuance of the Warrants or any subsequent exercise of the Warrants and issuance of the Warrant Shares.

         SECTION 4. MUTILATED OR MISSING WARRANTS. In case the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrants, or in lieu of and substitution for the Warrants lost, stolen or destroyed, a new certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity or bond, if requested, also reasonably satisfactory to it. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         SECTION 5.       RESERVATION OF WARRANT SHARES.

                 5.1 RESERVATION OF WARRANT SHARES. There have been reserved, and the Company shall at all times keep reserved, out of its authorized shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled by the Company.

                 5.2 CANCELLATION OF THE WARRANTS. In the event the Company shall purchase or otherwise acquire the Warrants, the same shall be canceled and retired.





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         SECTION 6.       ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT
SHARES. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

                 6.1 STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                 (i) pay a dividend in, or make a distribution of, addi tional shares of Common Stock to the holders of all the Common Stock Outstanding,

                 (ii) subdivide its shares of Common Stock Outstanding into a larger number of shares of such Common Stock, or

                 (iii) combine its shares of Common Stock Outstanding into a smaller number of shares of such Common Stock,

then the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction the numerator of which is equal to the number of shares of Common Stock Outstanding immediately prior to the adjustment and the denominator of which is equal to the number of shares of Common Stock Outstanding immediately after such adjustment.

                 6.2. RIGHTS OFFERINGS OF COMMON STOCK. (a) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share (determined as provided below) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants, the Exercise Price in effect at the opening of business on the day following the date fixed for such determination shall be decreased by multiplying such Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such decrease to become effective immediately after the opening of business on the day following the
date fixed for such determination.   To the extent that shares of Common Stock
are not delivered after the expiration of such rights, options or warrants, the Exercise Price shall be readjusted (but only with regard to the Warrants exercised after such expiration) to the Exercise Price that would be in effect had the adjustment made upon the issuance of such rights, options or warrants been made upon the basis of delivery of only the number of shares of Common Stock actually issued. For the purposes of this provision, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of script certificates issued in lieu of fractions of shares of Common Stock. The





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Company will not issue any rights, options or warrants in respect of shares of
Common Stock held in the treasury of the Company. The foregoing provisions of this Section 6.2 shall not apply to any rights issued to holders of the Company's Common Stock that are not currently exercisable and shall not apply until such time that such rights become exercisable.

                 (b) The provisions of this Section 6.2 shall not apply to any issuance of Common Stock for which an adjustment is provided for under Section 6.1.

                 6.3. OTHER DISTRIBUTIONS. In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options or warrants referred to in Section 6.2, (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in Section 6.1, and
(iv) any merger or consolidation or other transactions to which Section 6.5 applies), the Exercise Price shall be reduced by multiplying the Exercise Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination (the "Reference Date") less the then fair market value (as determined in good faith by the Board of Directors whose determination shall be conclusive absent manifest error) on the Reference Date of the portion assets, shares or evidences of indebtedness of the Company so distributed applicable to one share of Common Stock and the denominator shall be the Current Market Price per share of the Common Stock on the Reference Date, such adjustment to become effective immediately prior to the opening of business on the day following the Reference Date; provided however, that if such dividend or distribution is ultimately not paid, the Exercise Price shall be retroactively readjusted as provided in
Section 6.4

                 6.4. ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE. Upon any adjustment of the Exercise Price as provided in Section 6 hereof, the Warrant Holder shall thereafter be entitled to purchase upon the exercise of the Warrants, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                 6.5. REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is any change whatsoever in, or distribution with respect to, the Outstanding Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, (i) shares of common stock of the successor or acquiring corporation or of the Company (if it is the surviving corporation) or (ii) any cash, shares of stock





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or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Warrant Holder shall have the right thereafter to receive, upon exercise of the Warrants, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which the Warrants are exercisable immediately prior to such event. In such event, the aggregate Exercise Price otherwise payable for the shares of Common Stock issuable upon exercise of the Warrants shall be allocated among the shares of common stock and Other Property receivable as a result of such reorganization, reclassification, merger, consolidation or disposition of assets in proportion to the respective fair market values of such shares of common stock and Other Property as determined in good faith by the Board of Directors of the Company which determination shall be conclusive absent manifest error. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be reasonably deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of any shares of the common stock of such successor or acquiring corporation for which the Warrants thus become exercisable, which modifications shall be as equivalent as practicable to the adjustments provided for in this Section 6. For purposes of this Section 6.5, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class that is not preferred as to dividends or assets over any other class of stock of such corporation and that is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities that are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6.5 shall similarly apply to successive reorganizations, reclassification, mergers, consolidations or disposition of assets.

                 6.6. DETERMINATION OF CONSIDERATION. For purposes of Sections 6.1, 6.2, 6.3 and 6.5 hereof, the consideration received and/or receivable by the Company in connection with the issuance, sale, grant or exercise of additional shares of Common Stock, Stock Purchase Rights or Convertible Securities, irrespective of the accounting treatment of such consideration, shall be valued as follows:

                 (1) SECURITIES OR OTHER PROPERTY. In the case of securities or other property, the fair market value thereof as of the date immediately preceding such issuance, sale, grant or exercise as determined in good faith by the Board of Directors of the Company which determination shall be conclusive absent manifest error.





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                 (2)      DIVIDENDS IN SECURITIES  In case the Company shall
declare a dividend or make any other distribution upon any stock of the Company payable in either case in Common Stock or Convertible Securities, such Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                 (3) MERGER, CONSOLIDATION OR SALE OF ASSETS. In case any shares of Common Stock, Stock Purchase Rights or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the assets and business of the non-surviving corporation attributable to such Common Stock, Stock Purchase Rights or Convertible Securities, as is determined in good faith by the Company's Board of Directors which determination shall be conclusive absent manifest error.


                 6.7. OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 6:

                 (a) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this Section 6 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                 (b) FRACTIONAL INTERESTS. In computing adjustments under this Section 6, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

                 (c) WHEN ADJUSTMENT NOT REQUIRED. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution to which the provisions of Section 6 would apply, but shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                 (d)      MAXIMUM EXERCISE PRICE.  Except as provided in
Section 6.1 above, at no time shall the Exercise Price per share of Common Stock exceed the amount set forth in this Agreement.

                 (e) CERTAIN LIMITATIONS. Notwithstanding anything herein to the contrary, the Company agrees not to enter into any transaction that, by reason of any adjustment under Section 6 above, would cause the Exercise Price to be less than the par value of the Common Stock, if any, unless the Company first reduces the par value of the Common Stock to be less than the Exercise Price that would result from such transaction.





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                 (f)      NOTICE OF ADJUSTMENTS.  Whenever the number of shares
of Common Stock for which the Warrants are exercisable or the Exercise Price shall be adjusted pursuant to this Section 6, the Company shall forthwith prepare a certificate to be executed by the chief financial officer of the Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which the Warrants are exercisable and (if such adjustment was made pursuant to Section 6.3) describing the number and kind of any other shares of stock or Other Property for which the Warrants are exercisable, and any related change in the Exercise Price, after giving effect to such adjustment or change. The Company shall within a reasonable amount of time cause a signed copy of such certificate to be delivered to each Holder in accordance with Section 13. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of any Warrants designated by a Holder thereof.

                 6.8 DISPUTES. In the event that there is any dispute as to the computation of the price or the number of Warrant Shares required to be issued upon exercise of Warrants or any other disputed calculation or adjustment under Section 6 hereof, the Warrant Holders and the Company will retain an independent and nationally recognized accounting firm to conduct at the expense of the Company a special procedures engagement of the computations pursuant to the terms hereof involved in such dispute, including the financial statements or other information upon which such computations were based. The determination of such nationally recognized accounting firm shall, in the absence of manifest error, be binding upon the Warrant Holders and the Company. If there shall be a dispute as to the selection of such nationally recognized accounting firm, such firm shall be appointed by the American Institute of Certified Public Accountants, if willing, otherwise the American Arbitration Association, upon application by the Company or any holder or holders of at least 25% of the outstanding Warrants with notice to the others.


         SECTION 7.       REGISTRATION.

                          (a)     COMPANY REGISTRATION.  The Company shall
register the Warrant Shares as may be required from time to time under the Registration Rights Agreement under the Securities Act, and the Company shall, at such time, promptly give all holders of Registrable Securities written notice of such registration.

                          (b)     EXPENSES.  The Company shall pay all
Registration Expenses incurred in connection with the registration of Registrable Securities pursuant to the Registration Rights Agreement.

         SECTION 8.       DEFINITIONS.

                 As used in this Warrant Agreement, the following terms shall have the following respective meanings:





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                                  BUSINESS DAY shall mean any day that is not a
Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of California.

                                  COMMISSION  means the Securities and Exchange
Commission.

                                  COMMON STOCK  means (except where the context
indicates that it means the Common Stock of another corporation such as a Constituent Corporation) the Common Stock of the Company, par value $0.001 per share, as constituted on its original date of issue by the Company, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 6.5 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 6.5 hereof.

                                  CONVERTIBLE SECURITIES shall mean evidences
of indebtedness, shares of stock or other securities that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                                  CURRENT MARKET PRICE  shall mean as of any
specified date the average of the Daily Market Prices of the Common Stock of the Company for the shorter of (x) the twenty (20) consecutive Business Days immediately preceding such date or (y) the period commencing on the Business Day next following the first public announcement of any event giving rise to an adjustment of the Exercise Price pursuant to Section 6 and ending on such specified date. The "Daily Market Price" for each such Business Day shall be:
(i) if the Common Stock is then listed on a national securities exchange or is listed on NASDAQ and is designated as a National Market System security, the last sale price, regular way, on such day on the principal stock exchange or market system on which such Common Stock is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for the Common Stock on such day as reported on such stock exchange or market system or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for the Common Stock as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

                                  EXCHANGE ACT  means the Securities Exchange
Act of 1934, as amended, or any successor act, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

                                  EXERCISE PRICE shall mean, in respect of a
share of Common Stock at any date herein specified, the initial Exercise Price set forth in this Agreement as adjusted from time to time pursuant to Section 6 hereof.

                                  EXPIRATION DATE means the seventh anniversary
 of the date of this Agreement .

                                  FAIR VALUE means, per share of Common Stock
as of any specified date, (i) if the Common Stock is publicly traded on such date, the Current Market Price per share or (ii) if the Common Stock is not publicly traded on such date, the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company which determination shall be conclusive absent manifest error, and set forth in a written notice to each Holder.
                                  NOTICE PERIOD shall mean the period of ninety
(90) days commencing upon the delivery to the Holders of written notice of the Company's intention to call the Warrants pursuant to Section 2.3, provided that conditions (i), (ii), (iii) ,(iv) and (v) of Section 2.3 have been satisfied and that such conditions (ii), (iii) and (v) continue to have been satisfied for such 90 days.

                                  OUTSTANDING  shall mean, when used with
reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary thereof, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                                  ORIGINAL ISSUE DATE shall mean the date on
which the  Warrants were issued, as set forth on Exhibit B hereto.

                                  PERSON   shall mean any individual, sole
proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

                                  REGISTRABLE SECURITIES shall have the meaning
specified for such term in the Registration Rights Agreement.

                                  REGISTRATION EXPENSES shall have the meaning
specified for such term in the Registration Rights Agreement.

                                  REGISTRATION RIGHTS means the right of a
Holder to have its Registrable Securities registered pursuant to Section 7 of this Agreement and pursuant to the Registration Rights Agreement.

                                  REGISTRATION RIGHTS AGREEMENT means the
Agreement dated as of April 11, 1997 between the Company and the Holders.

                                  STOCK PURCHASE RIGHTS shall mean any options,
warrants or other securities or rights to subscribe to or exercisable for the purchase of shares of Common Stock or Convertible Securities, whether or not immediately exercisable.

                                  SECURITIES ACT  means the Securities Act of
1933, as amended, or any successor act thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.


         SECTION 9. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of the Warrants. If any fraction of a Warrant Share would, except for the provisions of this
Section 9, be issuable on the exercise of the Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the closing price for one share of the Common Stock on the trading day immediately preceding the date the Warrants are presented for exercise, multiplied by such fraction.

         SECTION 10. NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDER. Nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Holder or his permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

         SECTION 11. INSPECTION OF WARRANT AGREEMENT. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holder during normal business hours at its principal office.

         SECTION 12. FINANCIAL AND BUSINESS INFORMATION. Until the Expiration Date, the Company shall deliver to each Warrant Holder, copies of all public financial statements, reports and filings, notices and proxy statements sent or made available by the Company to the holders of any class of its securities generally at the time that such documents are generally made available to the Company's stockholders.

         SECTION 13. NOTICES. Any notice pursuant to this Agreement by any Holder to the Company, shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Company at its office at 485 Devon Park Dr., Ste 112, Wayne, PA 19087.

                 Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party. Any notice mailed pursuant to this Agreement by the Company to the Holder shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Holder at his address on the transfer books and a copy thereof shall be delivered to Canpartners Incorporated IV, LLC c/o Canyon Partners Incorporated, 9665 Wilshire Boulevard Suite 200, Beverly Hills, CA 90212, attention: Scott Imbach, Telecopy No. (310) 247-2701.

         SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO AGREE TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         SECTION 15. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrant and which shall not adversely affect the interests of the Holder.

         SECTION 16. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders of the Warrants shall bind and inure to the benefit of their respective successors and assigns hereunder.

         SECTION 17. MERGER OR CONSOLIDATION OF THE COMPANY. So long as the Warrants remain outstanding, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

         SECTION 18. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holders of the Warrants, any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company and the Holders.

         SECTION 19. CAPTIONS. The captions of the Sections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         SECTION 20. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day, month and year first above written.



                                      UTI ENERGY CORP., a Delaware corporation


                                      By:     /s/  VAUGHN E. DRUM
                                              ---------------------------------
                                      Title:  President and CEO
                                              ---------------------------------

Canpartners Incorporated IV, LLC,
a California limited liability company

By: Canpartners Incorporated,
    a California corporation,
    its managing member

By: /s/  MICHAEL R. JULIS
    -------------------------
    Name:  Michael R. Julis
    Title: Vice President